                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 9, 2004

                                    --------

                              ALLEGHANY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                        1-9371                 51-0283071

-------------------------------       ----------------       -------------------
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE          (IRS EMPLOYER
          INCORPORATION)                   NUMBER)           IDENTIFICATION NO.)

             375 PARK AVENUE, SUITE 3201
                  NEW YORK, NEW YORK                        10152
       ----------------------------------------           ----------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 752-1356


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4 (c))
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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 9, 2004, Alleghany Corporation issued a press release on the subject of its 2004 third quarter consolidated earnings. A copy of such release is furnished herewith as Exhibit 99.1. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

99.1            2004 Third Quarter Earnings Release, dated November 9, 2004
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ALLEGHANY CORPORATION

                                      /s/ Peter R. Sismondo
                                      ------------------------------------------
                                   By:Peter R. Sismondo
                                      Vice President,
                                      Controller,
                                      Treasurer and Assistant
                                      Secretary

Date: November 9, 2004

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                                INDEX TO EXHIBITS

Exhibit Number                          Exhibit Description
--------------                          -------------------
99.1                 2004 Third Quarter Earnings Release, dated November 9, 2004